                                  $60,000,000

                                ACTIVISION, INC.

                 6 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2005


                               PURCHASE AGREEMENT

                                                              December 16, 1997



CREDIT SUISSE FIRST BOSTON CORPORATION
PIPER JAFFRAY, INC.
UBS SECURITIES LLC

    c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Ladies and Gentlemen:

     1. INTRODUCTORY. Activision, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$60,000,000 principal amount of its 6 3/4% Convertible Subordinated Notes Due 2005 (the "Offered Securities"), which are convertible into shares of the Company's common stock, $0.000001 par value ("Common Stock"), to be issued under an indenture, dated as of December 22, 1997 (the "Indenture"), between the Company and State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee").

     The duly authorized shares of Common Stock reserved for issuance upon conversion of the Offered Securities are herein referred to as the "Underlying Shares." The United States Securities Act of 1933 is herein referred to as the "Securities Act." This Agreement, the Indenture, and the Registration Rights Agreement signed concurrently among the parties to this Agreement (the "Registration Rights Agreement") are herein collectively referred to as the "Transaction Documents."

     The Company hereby agrees with the several Purchasers as follows:

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Purchasers as follows:

          (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document." Any reference to the Offering Document shall be deemed to refer to and include (i) the Company's most recent Annual Report



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     on Form 10-K and all subsequent documents filed by the Company with the
     Securities and Exchange Commission (the "Commission") pursuant to
     Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") on or prior to the date of the Offering Document and any reference to the Offering Document, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Offering Document and prior to such specified date and any Rule 144A Information (as defined in Section 5(b) hereof) furnished by the Company prior to the completion of the distribution of the Offered Securities; and all documents filed under the Exchange Act and so deemed to be included in the Offering Document or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports"; and (ii) any other document listed in Schedule B hereto and any other document approved by the Company for use in connection with the contemplated resale of the offered securities. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Document and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in
     Section 7(b) hereof.

          (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. The Company has an authorized capitalization as set forth in the Offering Document, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

          (c) Each subsidiary of the Company listed in Schedule D hereto and identified therein as a material subsidiary (each a "Material Subsidiary" and collectively the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. All of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than liens securing the lines of credit described in the Offering Document.

          (d) The Indenture and the Registration Rights Agreement have been duly authorized by the Company; the Offered Securities and the Underlying Shares have been duly authorized by the Company; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture and the Registration Rights Agreement will have


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     been duly executed and delivered by the Company, such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (e) When the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Offered Securities will be convertible into the Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares issuable upon conversion of the Offered Securities delivered on the Closing Date have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

          (f) Except as disclosed in the Offering Document, and except for registration rights or similar rights that have been satisfied prior to the date of this Agreement by the filing by the Company of a registration statement under the Securities Act, there are no persons with registration rights or other similar rights to have any securities of the Company (other than the Offered Securities) registered under any Securities Act registration statement; and, except as disclosed in the Offering Document, no holder of any security of the Company (other than Holders of the Offered Securities) has any right to request or demand registration of any security of the Company because of the consummation of the transactions contemplated by the Transaction Documents.

          (g) No statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction to which either the Company or any of its subsidiaries is subject that has been issued or is pending, (i) could interfere with or adversely affect the issuance of the Offered Securities or the Underlying Shares, or (ii) could in any manner draw into question the validity of this Agreement or any other Transaction Document.

          (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance or sale of the Offered Securities by the Company or the issuance of the Underlying Shares upon conversion of the Offered Securities, and no consents or waivers from any other person are required for the execution, delivery or performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, other than such as have been obtained and are in full force and effect and other than such filings as may be required under the Securities Act or the rules and regulations thereunder, as may be required under the securities or "blue sky" laws of the various states, or as may be required in any other jurisdiction in connection with the offer and sale of the Offered Securities or the Underlying Shares in such jurisdiction. No order or decree preventing the use of the Offering Document and no order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

          (i) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Offered Securities) will violate or result in a violation of Section 7 of the Exchange act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.


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          (j)  Prior to the date of this Agreement, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Offered Securities.

          (k) The execution, delivery and performance of the Transaction Documents, compliance with the terms and provisions thereof, the issuance and sale of the Offered Securities and the issuance of the Underlying Shares upon conversion of the Offered Securities will not result in a breach or violation (including any event which, with notice or lapse of time or both would constitute a breach or violation) of any of the terms or provisions of, or constitute a default (including any event which, with notice or lapse of time or both would constitute a default) under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Material Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Material Subsidiary is a party or by which the Company or any such Material Subsidiary is bound or to which any of the properties of the Company or any such Material Subsidiary is subject, or the charter or by-laws of the Company or any such Material Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities and to issue the Underlying Shares upon conversion of the Offered Securities, each as contemplated by this Agreement.

          (l) This Agreement has been duly authorized, executed and delivered by the Company.

          (m) Except as disclosed in the Offering Document, the Company and its Material Subsidiaries have good and marketable title to all property owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its Material Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (n) The Company and its Material Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Material Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Material Subsidiaries taken as a whole.

          (o) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole, and, to the knowledge of the Company, neither the Company nor any of its subsidiaries has violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of
     employees.   Neither the Company nor any of its subsidiaries will cause or permit any goods to be manufactured, sold or distributed by any of its employees in violation of the minimum wage or overtime laws of Sections 6 and 7 of the Federal Fair Labor Standards Act.

          (p) The Company and its subsidiaries own, possess or have licenses to use trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and, except as described in the Offering Document, have not received any notice of infringement of or conflict with asserted rights


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     of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (q) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

          (r) Except as disclosed in the Offering Document, neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or in default (including any event which, with notice or lapse of time, or both, would constitute a default) in the performance or observance of any material obligation, covenant or condition, contained in any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

          (s) The statements set forth in the Offering Circular under the captions "Description of Notes," insofar as they purport to constitute a summary of the terms of the Offered Securities and of the documents and laws therein described, and under the captions "Certain United States Federal Tax Considerations," "Transfer Restrictions" and "Plan of Distribution," insofar as they purport to describe the provisions of the documents and laws therein described, are accurate and complete in all material respects.

          (t) Except as disclosed in the Offering Document, there are no pending legal or governmental actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or could materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (u) The financial statements included in the Offering Document, including financial statements relating to any company which the Company has recently acquired (an "Acquired Company") present fairly the financial position of the Company, its consolidated subsidiaries and any Acquired Company, as the case may be, as of the dates shown and their results of operations and cash flows for the periods shown and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.


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          (v)  Except as disclosed in the Offering Document, the Company and its subsidiaries have filed all tax returns required to be filed, and such returns are true and correct in all material respects, and the Company and its subsidiaries are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except insofar as the failure to file any such return or make any such payment could not, singly or in the aggregate with all other such failures, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company does not know of any material proposed additional tax assessments against it or any of its Material Subsidiaries.

          (w) The Company is not, nor will it be, as a result of or after giving effect to the issuance of the Offered Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby, (i) insolvent, (ii) left with an unreasonably small capital with which to engage in its existing and anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature. The Company is not issuing the Offered Securities in anticipation of insolvency.

          (x) Except as disclosed in the Offering Document, since the date of the latest audited financial statements of the Company included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (y) KPMG Peat Marwick LLP ("KPMG") and Coopers & Lybrand LLP, who have certified certain financial statements of the Company and its subsidiaries, and Grant Thornton, who has certified certain financial statements of certain subsidiaries of the Company, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act and the rules and regulations of the Commission thereunder.

          (z) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act") ; and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (aa) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (bb) The offer and sale of the Offered Securities to the Purchasers, and initial resale of the Offered Securities by the Purchasers, each in the manner contemplated by this Agreement, will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Regulation D thereunder, or Regulation S thereunder ("Regulation S"), or, in the case of resales by the Purchasers, Rule 144A under the Securities Act, provided in each case the representations and warranties of the Purchasers are true and correct and that the Purchasers comply with all such applicable laws and regulations in the resale of the Offered Securities; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (cc) Neither the Company, nor any of its affiliates, nor any person acting on its or their


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     behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S) the Offered Securities, or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Rule 903"), by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation
     S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (dd) Except as permitted by the Securities Act, neither the Company nor any of its subsidiaries has distributed and, prior to the completion of the initial distribution of the Offered Securities (which includes the sale by the Purchasers), neither will distribute, any offering materials in connection with the offering and sale of the Offered Securities other than the Offering Document.

          (ee) The Offering Document, as of the date of this Agreement, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act.

          (ff)  The Company is subject to Section 13 or 15(d)  the Exchange
     Act.

          (gg) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the sale of the Offered Securities.

     3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. The Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at Chase Manhattan Bank, New York, New York drawn to the order of Activision, Inc. at the offices of Irell & Manella LLP, 1800 Avenue of the Stars, Los Angeles, California at 10 A.M. (New York time), on December 22, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the Corporate Trust Office of the Trustee, as defined in the Indenture at least one business day prior to the Closing Date.

     Notwithstanding the foregoing, any Offered Securities sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) hereof shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be


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paid for in the same manner as any Offered Securities to be purchased by the
Purchasers hereunder and to be offered and sold by them in reliance on Rule 144A or Regulation S under the Securities Act.

     4.   REPRESENTATIONS BY PURCHASERS; RESALE BY PURCHASERS.

          (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act;

          (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities as part of its distribution at any time, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A") or in the case of CSFBC or any other Purchaser authorized by CSFBC to a limited number of Institutional Accredited Investors in accordance with subsection (c) below.
     Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection (c) below, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (The "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons as part of their distribution at any time, except in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Terms used in this subsection (b) have the meanings given to them by Regulation S under the Securities Act;

          (c) CSFBC and any other Purchaser authorized by CSFBC may offer and sell Offered Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the applicable Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); provided that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Company, prior to the consummation of any sale of Offered Securities to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached hereto as Schedule C (a "Purchaser's Letter");

          (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities, except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company;

          (e) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general

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     advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A;

          (f) Each Purchaser severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
     (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in
     Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Purchasers that:

          (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent (except that such consent shall not be required with respect to any filing by the Company under sections 13(a), 13(c) or 15(d) of the Exchange Act that becomes a part of the Offering Document by reason of such filing). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (b) The Company has furnished to CSFBC copies of any preliminary offering circular, and will furnish to CSFBC the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof four copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities or Underlying Shares, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities or Underlying Shares pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) ("Rule 144A Information") in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities or

     Underlying Shares. The Company will pay the expenses of printing all such documents and distributing them to the Purchasers.

          (c) The Company will arrange for the qualification of the Offered Securities and the Underlying Shares, and the determination of their eligibility, for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities or the Underlying Shares by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

          (d) The Company will reserve and keep available at all times, free of preemptive rights, the Underlying Shares for the purpose of enabling the Company to satisfy its obligations to issue the Underlying Shares upon conversion of the Offered Securities.

          (e) During the period of two years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants); as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Closing Date), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; as soon as available, copies of all reports or other communications (financial or other) furnished to shareholders of the Company; as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders; and, from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (f) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers, and any holder of Offered Securities or of the Underlying Shares a copy of the restrictions on transfer applicable to the Offered Securities and the Underlying Shares.

          (g) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (h) During the period of two years after the Closing Date, the Company will not be or become an open-end investment company, unit investment trust, or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (i) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Trustee, its agents and its professional advisers in connection with the Indenture, the Offered Securities and the Underlying Shares; (ii) all expenses (including fees and disbursements of the Company's counsel and accountants) in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and the Underlying Shares, the preparation and printing of the Transaction Documents, the Offered Securities, the Underlying Shares, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in PORTAL and listing the Underlying Shares on the Nasdaq National Market and any incidental expenses of such qualification and listing; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses

     (including fees and disbursements of counsel up to $15,000) incurred in connection with qualification of the Offered Securities and Underlying Shares for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) expenses incurred in distributing the preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers; (vii) the fees and expenses of DTC and any other depository used in connection with the Offered Securities and of any transfer or conversion agent or registrar for the Offered Securities or the Underlying Shares; (viii) for any fees charged by investment rating agencies for rating the Offered Securities; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section including any expenses incurred in connection with complying with Section 5(b) hereof; and will indemnify and hold harmless the Initial Purchasers from any documentary stamp or similar issue tax and any related interest or penalties on the issue, sale or delivery of the Offered Securities to the Initial Purchasers which are or may be due. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers. The Company shall not be responsible for any costs or expenses incurred by the Purchasers in connection with the offer and sale of the Offered Securities other than as specifically set forth herein.

          (j) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (k) For a period of 180 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, announce its intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act (other than amendments to registration statements of the Company which are effective on the date of the Offering Document) relating to, any debt securities issued or guaranteed by the Company or any of its subsidiaries and having a maturity of more than one year from the date of issue, any shares of Common Stock of the Company or securities convertible into, or exchangeable or exercisable for, any shares of Common Stock of the Company, without the prior written consent of CSFBC; provided, however, that, notwithstanding the foregoing, the Company may, without the prior written consent of
     CSFBC: (i) issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan, stock purchase plan or dividend reinvestment plan in effect on the date of the Offering Document,
     (ii) issue Common Stock upon the conversion of securities or the exercise of warrants outstanding on the date of the Offering Document, (iii) issue debt or equity securities or options or warrants to acquire debt or equity securities as consideration to any seller or licensor of assets, intellectual property or other rights, or stock that the Company or any of its subsidiaries is acquiring and file one or more registration statements with the Commission with respect to such securities and any securities heretofore issued by the Company. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by
     Section 4(2) of the Securities Act or the safe harbor of Regulation S to cease to be applicable to the offer and sale of the Offered Securities.

          (l) The Company will use its best efforts to have the Underlying Shares accepted for quotation on the Nasdaq National Market prior to the time the definitive Offered Securities become available for delivery.

          (m) The Company will use its best efforts to cause the Offered Securities to be eligible for PORTAL;

          (n) The Company will use the net proceeds received by it from the sale of the Offered Securities pursuant to this Agreement in the manner specified in the Offering Document under the caption "Use of Proceeds."

          (o) The Company will do and perform in all material respects all things required to be done and performed under this Agreement and the other Transaction Documents by it on, prior to, and after the Closing Date.

     6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS. The obligations of the several Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

                    (i) in their opinion the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Company included in the Offering Document and in the Exchange Act Reports;

                     (iii) on the basis of the review referred to in clause
          (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                              (A) the unaudited financial statements of the Company included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with United States generally accepted accounting principles;

                              (B) the unaudited consolidated net revenues, net
               income and net income per share amounts for the six month periods ended September 30, 1997 included in the Offering Document do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                              (C) at the date of the latest available balance
               sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                              (D) for the period from the closing date of the
               latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales, net operating income or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges;

                              (E) In addition to the examination referred to in their reports(s) included in the Offering Document and the limited procedures, inspection of minute books, inquiries and other procedures referred to in clause (ii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchaser, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Document, and have computed certain of such amounts, percentages and financial information and compared them with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter;

                     (iv) (A) they have read the pro forma financial statements and other pro forma financial information included in the Offering Document (collectively, the "Pro Forma Information");

                         (B) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for the pro forma adjustments;

                         (C) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Information and that the Pro Forma Information complies as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations; and

                         (D) on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Offering Document does not comply as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations or has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                     (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) The Purchasers shall have received a letter of KPMG, dated the date of this Agreement and satisfactory to them in form and substance, concerning the report on Combined Distribution (Holdings) Limited and its subsidiaries, supplied by KPMG to the Company in connection with the Company's acquisition of such companies.

          (c) The Purchasers shall have received a letter, dated the date of this Agreement, of Coopers & Lybrand L.L.P. confirming that they are independent public accountants within the meaning of the Securities Act and the related published Rules and Regulations and to the effect that in their opinion the financial statements examined by them and included in the Offering Document and the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations.

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities;
     (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (e) The Purchasers shall have received an opinion, dated the Closing Date, of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel for the Company, that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (ii) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and to such counsel's knowledge each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and all of the issued shares of capital stock of such Material Subsidiary have been duly and validly authorized and issued, to such counsel's knowledge, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of any perfected security interest other than security interests granted to secure the lines of credit described in the Offering Document (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying upon such opinions and certificates);

                  (iii) The Transaction Documents have each been duly authorized, executed and delivered by the Company; the Offered Securities delivered on the Closing Date have been duly authorized, executed, authenticated, issued and delivered by the Company and conform to the description thereof contained in the Offering Document; and the Indenture and the Offered Securities delivered on the Closing Date constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) The Offered Securities delivered on the Closing Date are convertible into the Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of the Offered Securities delivered on the Closing Date have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares;

                  (v) To such counsel's knowledge, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance or sale of the Offered Securities by the Company or the issuance of the Underlying Shares upon conversion of the Offered Securities, and no consents or waivers from any other person are required for the execution, delivery or performance of this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, other than such as have been obtained and are in full force and effect and other than such filings as may be required under the Securities Act or the rules and regulations thereunder, as may be required under the securities or "blue sky" laws of the various states, or as may be required in any other jurisdiction in connection with the offer and sale of the Offered Securities or the Underlying Shares in such jurisdiction;

                  (vi) To such counsel's knowledge, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction to which either the Company or any of its subsidiaries is subject that has been issued or is pending, (i) could reasonably be expected to interfere with or adversely affect the issuance of the Offered Securities or the Underlying Shares, or (ii) could reasonably be expected to in any manner draw into question the validity of this Agreement or any other Transaction Document;

                    (vii) To such counsel's knowledge and other than as set forth in the Offering Document, there are no pending legal or governmental actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or could materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated;

                  (viii) While general in nature, the statements set forth in the Offering Document under the caption "Certain United States Federal Tax Consequences," insofar as they purport to describe the provisions of the laws and documents referred to therein, accurately describe the material tax consequences to holders of the Offered Securities and the Underlying Shares;

                    (ix) The execution, delivery and performance of the Transaction Documents, compliance with the terms and provisions thereof, the issuance and sale of the Offered Securities and the issuance of the Underlying Shares upon conversion of the Offered Securities will not result in a breach or violation (including any event which, with notice or lapse of time or both, would constitute a breach or violation) of any of the terms or provisions of, or constitute a default (including any event which, with notice or lapse of time or both, would constitute a default) under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Material Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Material Subsidiary is a party or by which the Company or any such Material Subsidiary is bound or to which any of the properties of the Company or any such Material Subsidiary is subject, any of which are known to such counsel, or the charter or by-laws of the Company or any such Material Subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities and to issue the Underlying Shares upon conversion of the Offered Securities, each as contemplated by this Agreement;

                   (x) Except as disclosed in the Offering Document, neither the Company nor any of its Material Subsidiaries is in violation of its charter or by-laws or to such counsel's knowledge in default (including any event which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any material obligation, covenant or condition, contained in any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xi) Such counsel has no reason to believe that the Offering Document, or any amendment or supplement thereto, or any Exchange Act Report as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document and in the Exchange Act Reports;

                  (xii) The Offering Document, as of the date of this Agreement, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Securities Act;

                  (xiii) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement, or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

          (f) The Purchasers shall have received from Irell & Manella LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct in all material respects, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (h) The Purchasers shall have received a letter, dated the Closing Date, of KPMG which meets the requirements of subsection (a) above, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

          The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

          (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning stabilizing on page (ii), the statements as to the Purchasers' intention to make a market in the Offered Securities in the third sentence of the ninth paragraph, and the statements as to stabilizing in the tenth paragraph under the caption "Plan of Distribution."

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. DEFAULT OF PURCHASERS. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 hereof. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 hereof or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 hereof and the respective obligations of the Company and the Purchasers pursuant to Section 7 hereof shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 hereof and all obligations under Section 5 hereof shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 hereof or the occurrence of any event specified in clauses (C), (D) or (E) of Section 6(d)(ii) hereof, the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered, telecopied, telegraphed, or sent by nationally recognized overnight courier service and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, fax number (212) 325-8278 Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered, telecopied, telegraphed or sent by nationally recognized overnight courier service and confirmed to it at 3100 Ocean Park Blvd., Santa Monica, CA 90405, fax number (310) 255-2155, Attention: Chief Financial Officer; with a copy to Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104, fax number (212) 541-1357, Attention Kenneth L. Henderson, Esq., provided, however, that any notice to a Purchaser pursuant to Section 7 hereof will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder, except that holders of Offered Securities and the Underlying Shares shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of
Section 5(b) hereof against the Company as if such holders were parties thereto.

     12. REPRESENTATION OF PURCHASERS. CSFBC will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by CSFBC will be binding upon all the Purchasers.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this

Agreement or the transactions contemplated hereby.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                              Very truly yours,

                              ACTIVISION, INC.



                              By........................................
                                   Brian G. Kelly
                                   President and Chief Operating Officer


The foregoing Purchase Agreement
     is hereby confirmed and accepted
     as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
PIPER JAFFRAY, INC.
UBS SECURITIES LLC

     Acting on behalf of themselves
     and as the Representatives of
     the several Purchasers


By CREDIT SUISSE FIRST BOSTON CORPORATION


     By.............................................
          Mark S. Maron
          Managing Director

                                  SCHEDULE A


                                                 PRINCIPAL AMOUNT OF
           PURCHASER                             OFFERED SECURITIES
           ---------                             -------------------
Credit Suisse First Boston Corporation..............  $30,000,000
Piper Jaffray, Inc..................................  $15,000,000
UBS Securities LLC..................................  $15,000,000





                                                      -----------
   Total............................................  $60,000,000
                                                      -----------
                                                      -----------


                                  SCHEDULE B


                       LIST OF DOCUMENTS DELIVERED WITH
                         OFFERING CIRCULAR

                                     None

                                  SCHEDULE C

               FORM OF LETTER TO BE DELIVERED BY
               INSTITUTIONAL ACCREDITED INVESTORS


Activision, Inc.
3100 Ocean Park Boulevard
Santa Monica, CA 90405

and

Credit Suisse First Boston Corporation
Piper Jaffray, Inc.
UBS Securities LLC
  As Initial Purchasers
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629
Attn:  Transactions Advisory Group

Ladies and Gentlemen:

     We are delivering this letter in connection with an offering (the "Offering") of $60,000,000 principal amount of 6 3/4% Convertible Subordinated Notes Due 2005 (the "Securities") of Activision, Inc., a Delaware corporation (the "Company"), which are convertible into shares of the Company's common stock, $0.000001 par value (the "Common Stock"), all as described in the Confidential Offering Circular (the "Offering Circular") relating to the Offering.

     We hereby confirm that:

     (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

     (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in section 3(a)(5)(A) of the Securities Act, that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

     (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

     (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

     (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities or the shares of Common Stock issuable upon conversion thereof, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below;

provided, however, that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control;

     (vi) we have received a copy of the Offering Circular and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto as we deem necessary in connection with our decision to purchase the Securities; and

     (vii) we are not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

     We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities and the shares of Common Stock issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities or the shares of Common Stock issuable upon conversion thereof, such Securities and Common Stock may be offered, resold, pledged or otherwise transferred only (i) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (iv) pursuant to an effective registration statement under the Securities Act and, in each of clauses (i) through (iv) above, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction. We agree to notify any purchaser, pledgee or transferee of such Securities of the restrictions referred to in clauses (i) through (iv) above. We understand that the registrar and transfer agent for the Securities and the shares of Common Stock will not be required to accept for registration or transfer any Securities acquired by us or any shares of Common Stock issued upon conversion thereof, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us, and any shares of Common Stock issued upon conversion thereof, will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

     We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Date:


                              (Name of Purchaser)



                              By
                              Name:
                              Title:
                              Address:

                                  SCHEDULE D

                               Activision, Inc.

                             LIST OF SUBSIDIARIES


                                                JURISDICTION
MATERIAL SUBSIDIARIES                          OF ORGANIZATION
---------------------                          ---------------
Activision Productions, Inc.                      Delaware
Raven Software Corporation                        Wisconsin

Activision UK Ltd.                                   UK
Combined Distribution (Holdings) Ltd.                UK
       CentreSoft Limited                            UK
       PDQ Distribution Limited                      UK

Activision GmbH                                    Germany
       Take Us! Marketing & Consulting GmbH        Germany
       kappaphoenicis Beteiligungs GmbH            Germany
          NBG EDV Handels-und Verlags GmbH         Germany
       jotaphoenicis Beteiligungs GmbH             Germany

Activision Japan Co. Ltd                            Japan

Activision Australia Pty. Ltd.                    Australia



                                                        JURISDICTION
OTHER SUBSIDIARIES (NOT MATERIAL SUBSIDIARIES)        OF ORGANIZATION
----------------------------------------------        ---------------
Activision Latin America, Inc.                            Florida
Activisiion Texas, Inc.                                    Texas
Activision Illinois, Inc.                                Illinois
Activision New York, Inc.                                New York
TDC Group, Inc.                                          Delaware
International Consumer Technologies Corporation          Delaware

Activision Europe Sarl                                    France
Activision Kft.                                           Hungary
Target Software Vertriebs GmbH                            Germany
